SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

       Filed by the Registrant |X|
       Filed by a Party other than the Registrant |_|
       Check the appropriate box:
       |_| Preliminary Proxy Statement       |_| Confidential, For Use of the
       |X| Definitive Proxy Statement            Commission Only (as permitted
       |_| Definitive Additional Materials       by Rule 14a-6(e)(2))
       |_| Soliciting Material Pursuant to
           Rule 14a-11(c) or Rule 14a-12

                           HERC PRODUCTS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
       |X| No fee required.
       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           ---------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

       (5) Total fee paid:

           ---------------------------------------------------------------------

       |_| Fee paid previously with preliminary materials:

           ---------------------------------------------------------------------

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

           ---------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

       (3) Filing Party:

           ---------------------------------------------------------------------

       (4) Date Filed:

           ---------------------------------------------------------------------

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

                         H.E.R.C. PRODUCTS INCORPORATED
                         2215 West Melinda Lane, Suite A
                             Phoenix, Arizona 85027
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 10, 1999
                             ----------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED ("Company") will be held at the Embassy Suites Hotel, 2577 W. Greenway Road, Phoenix, Arizona, 85023 on Thursday, June 10, 1999, at 10:00 a.m. local time, for the following purposes:

         1. To elect three directors of the Company to hold office until the Annual Meeting of Stockholders in 2000 and until their respective successors have been duly elected and qualified;

         2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

         Only stockholders of record at the close of business on April 28, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the action to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                              By Order of the Board of Directors


                                              S. Steven Carl
                                              President


Phoenix, Arizona
May 3, 1999

                         H.E.R.C. PRODUCTS INCORPORATED

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------


                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of H.E.R.C. Products Incorporated ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on June 10, 1999, and at any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive offices are located at 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about May 3, 1999.

Record Date and Outstanding Shares

         The Board has fixed the close of business on April 28, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or at any and all adjournments thereof. As of April 28, 1999, the Company has issued and outstanding 11,549,325 shares of Common Stock, par value $.01 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Proposal I: Election of Directors" and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under "Proposal I: Election of Directors," the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of April 28, 1999 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers as of the date of this proxy whose individual compensation exceeded $100,000 in the year ended December 31, 1998, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.


                                Amount and Nature of        Percent of Class
Name of Beneficial Owner        Beneficial Ownership        of Voting Securities
------------------------        --------------------        --------------------
S. Steven Carl(1)(2)                   654,409                      5.6%
R. John Armstrong(1)                    54,351                       *
Salvatore T. DiMascio(1)(3)             41,462                       *
Lance Laifer and Laifer Capital
  Management, Inc.(4)                3,410,000                     29.6%
Norman H. Pessin(5)                    905,000                      7.8%
Shelby A. Carl(6)                      744,829                      6.3%
All directors and executive
  officers as a group (4 persons)(7)   785,122                      6.7%



*    Less than 1%.

(1) The address for Messrs. Carl, Armstrong and DiMascio is c/o H.E.R.C. Products, Incorporated, 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027.

(2)  Includes  190,000  shares  issuable  pursuant  to  immediately  exercisable
     options.   Excludes   60,000  shares   issuable  on  options  which  become
     exercisable in the future.

(3)  Includes  20,000  shares  issuable  pursuant  to  immediately   exercisable
     options.

(4) The address for Lance Laifer and Laifer Capital Management, Inc. is 45 West 43rd Street, 9th Floor, New York, NY 10036.

(5) The address for Norman Pessin is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158.

(6) Includes (i) 197,359 shares issuable pursuant to immediately exercisable options, (ii) 288,533 shares owned of record by the Shelby A. Carl Trust, the trustee of which is Shelby A. Carl, for the benefit of his wife, Margaret Carl, (iii) 5,623 shares owned of record by Shelby A. Carl IRA for the benefit of Shelby A. Carl, and (iv) 29,412 shares owned of record by Margaret Carl Sep IRA for the benefit of Margaret Carl. Excludes 20,000 shares issuable on warrants which become exercisable in the future. The address of Mr. Shelby Carl is c/o H.E.R.C. Products Incorporated, 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027.

(7) Includes shares referred to as being included in note (2), (3) and (4), 20,900 additional shares and 14,000 shares issuable pursuant to immediately exercisable options. Excludes shares referred to as being excluded in note (2) and 36,000 shares issuable on options which become exercisable in the future.

                        PROPOSAL I: ELECTION OF DIRECTORS

         The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Name                              Age            Position
----                              ---            --------

S. Steven Carl                    41             Chairman of the Board of
                                                 Directors, Chief Executive
                                                 Officer and President
R. John Armstrong                 55             Director
Salvatore T. DiMascio             59             Director


         S. Steven Carl has been the Chief Executive Officer and a Director of the Company since August 1995 and President of the Company from August 1995 to February 28, 1996. Effective February 28, 1996, Mr. Carl became Chairman of the Board and resigned as President of the Company. Mr. Carl was re-appointed the President in May 1997. From May 1992 to August 1995, Mr. Carl was the President and Chief Executive Officer of CCT Corporation, a wholly owned subsidiary of the Company acquired in May 1995.

         R. John Armstrong has been a Director of the Company since January 1, 1999. Mr. Armstrong served eleven years in the U.S. Navy, with experience in ship design, construction and maintenance, with a four year tour at a SupShip (supervisor of shipbuilding office), serving in quality assurance, contracts and planning departments in addition to serving two years on the engineering facility at the Naval Academy. Following his resignation from the Navy, Mr. Armstrong served as a Project Manager and, ultimately, Executive Vice President of a professional services company in Washington DC, providing engineering and computer services to a broad spectrum of clients. In 1986 he became the President of Seaward Marine Services, Inc., engaged in international diving services.

         Salvatore T. DiMascio has been a Director of the Company since September 3, 1996. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, a management and investment consulting firm. From June 1994 to June 1997, Mr. DiMascio was Executive Vice President and Chief Financial Officer of Anchor Gaming, a public company. Among other executive level positions held during his 30 year career, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. In addition, he has experience in industrial products manufacturing, distribution, retailing and other service industries. Mr. DiMascio is currently a director of U.S. Communications Inc., Fotoball USA, and Colorado Casino Resorts, Inc., all of which are public companies. Mr. DiMascio is a Certified Public Accountant.

         Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors subject to any contracts of employment.

         Outside Directors elected at duly convened annual shareholder's meeting or other properly convened Board elections are compensated by an annual Outside Director's Retainer in the amount of $15,000 per annum, payable in (a) $1,500 paid in cash semi-annually on the first day of the second and fourth quarters following such election, (b) $1,000 paid in cash for personal attendance at duly convened quarterly meetings of the Board, and (c) the issuance of HERC restricted common stock payable quarterly on the first day of each quarter in that amount equivalent to $2,000 of market value measured on the close of trading of the last trading day of the prior quarter, plus out-of-pocket expenses.

         The Board met five times in the fiscal year ended December 31, 1998, and all directors attended all the meetings.

         The Board of Directors has established an Audit Committee and a Compensation Committee.

         The Audit Committee, currently comprised of Salvatore T. DiMascio and
R. John Armstrong, has been formed to: (i) recommend annually to the Board of Directors the appointment of the independent auditors of the Company; (ii) review with the independent auditors the scope of the annual audit and review their final report relating thereto; (iii) review with the independent auditors the accounting practices and policies of the Company; (iv) review with internal and independent auditors overall accounting and financial controls; (v) be available to the independent auditors during the year for consultation; and (vi) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee held one meeting in the fiscal year ended December 31, 1998.

         The Compensation Committee, currently comprised of Salvatore T. DiMascio, R. John Armstrong and S. Steven Carl, has been formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee held two meetings in the fiscal year ended December 31, 1998.

         The Company is obligated through May 1999, if so requested by Whale Securities Co., L.P. ("Whale"), the underwriter of its initial public offering in May 1994, to nominate and use its best efforts to elect Whale's designee as a director of the Company or, at Whale's option, as a non-voting advisor to the Board. Whale has not exercised its right to designate such a person.

         The Company is obligated through April 2001, if so requested by GKN Securities Corp. ("GKN"), the exclusive placement agent of its private placement consummated in April 1996, to nominate and use its best efforts to elect GKN's designee as a director of the Company or, at GKN's option, as a non-voting advisor to the Board. GKN has not exercised its right to designate such a person.

Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to each officer and director receiving compensation of at least $100,000 and the Chief Executive Officer, (collectively, the "Named Executive Officer") for the three years ended December 31, 1998.

================================================================================
               SUMMARY COMPENSATION TABLE
================================================================================
                                                                   Long-Term
                                        Annual Compensation      Compensation
                                        -------------------      -------------
Name and Principal Position     Year          Salary          Number of Options
---------------------------     ----          ------          -----------------

S. Steven Carl                  1998          $82,100                 --
  Chairman of the Board,        1997         $100,100                 --
   Chief Executive Officer      1996         $115,500                 --
   and Director
================================================================================

         Other than the cash compensation set forth in the table, the Named Executive Officer did not receive non-cash benefits having a value exceeding 10% of his cash compensation.

Stock Options

         In 1993, the Board of the Company adopted the 1993 Stock Option Plan ("1993 Plan") pursuant to which 350,000 shares of Common Stock were reserved for issuance to key employees and officers as incentive and non-incentive options. Key employees are persons in those positions within the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1993 Plan is administered by the Board, who may appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The exercise price of any incentive option cannot be less than 100% of the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock). No options may be granted after the year 2003. As of December 31, 1998, the Company had issued under the 1993 Plan incentive options to purchase 250,000 shares of Common Stock, exercisable at prices ranging from $.3125 to $2.50 per share.

         In 1996, the Board of Directors of the Company adopted the 1996 Equity Performance Plan ("1996 Plan"), pursuant to which 1,000,000 shares of Common Stock were reserved for issuance to key employees, officers, directors and consultants of the Company and its subsidiaries, as both incentive options and non-incentive options and other equity based awards. Holders of these awards are persons in those positions with the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1996 Plan is administered by the Board of Directors, but the Board of Directors may a appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The exercise price of any incentive option cannot be less than 100% of the fair market value per share of Common Stock on the last trading day before the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock). The exercise price of a non-incentive option may not be less than 100% of the fair market value on the last trading day before the date of grant. No options may be granted after the year 2006. As of December 31, 1998, the Company had issued options under the 1996 Plan to acquire 567,500 shares of Common Stock, exercisable at prices ranging from $.3125 to $1.75 per share.

Other Options and Warrants

         In addition to the options under the 1993 Plan and the 1996 Plan, the Company has outstanding the following options and warrants as of December 31, 1998: (i) warrants to purchase 85,000 shares of Common Stock at $3.00 per share issued to Perrin, Holden & Davenport Capital Corporation in connection with its private placement in December 1996, (ii) warrants to purchase an aggregate of 3,214,902 shares of Common Stock at $2.00 issued to investors in a private placement in April 1996 which expired April 3, 1999, (iii) an option to purchase 171,490 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at $2.00 per share, issued to GKN and its designees in connection with a private placement in April 1996, (iv) warrants issued to original insiders and a consultant to purchase an aggregate of 100,000 shares of Common Stock at $5.00 per share, (v) warrants to purchase an aggregate of 130,000 shares of Common Stock at $6.50 per share issued to Whale, the underwriter of the Company's initial public offering, (vi) warrants issued to original bridge financing investors and consultants to purchase 605,000 shares of Common Stock at prices ranging from $1.06 to $2.75 per share, (vii) other options issued to employees and a former director to purchase 490,000 shares of Common Stock at prices ranging from $0.31 to $4.00 per share, (viii) warrants to purchase 300,000 shares of Common Stock at prices ranging from $1.31 to $2.00 per share, issued to GKN and its designees in connection with the exercise of 150,000 units in June 1997 and (ix) warrants to purchase 125,000 shares of Common Stock at prices ranging from $1.18 to $1.47 issued to InterEquity in connection with the term loan in September 1997. All of the foregoing securities are exercisable into an aggregate of 6,210,382 shares of Common Stock.

         The following tables set forth certain information with respect to options granted to the Named Executive Officer:

================================================================================
                   OPTIONS/SHARES GRANTED IN LAST FISCAL YEAR
================================================================================
                                        % of Total Options
                         Options        Granted to Employees     Exercise       Date           Expiration
Name of Executive        Granted        in Fiscal Year           Price          Vested         Date
-----------------        -------        --------------           -----          ------         ----

S. Steven Carl
 Chairman of the
 Board, Chief            100,000(1)     46%                      $.3125         1998           2003
 Executive Officer
 and President
================================================================================

(1) During the fiscal year ended December 31, 1998, S. Steven Carl had 150,000 options repriced to $.3125.

================================================================================
                        AGGREGATE YEAR END OPTION VALUES
================================================================================
                    # of Unexercised Options   Value of Unexercised In-the-Money
                    at Fiscal Year End         Options at Fiscal Year End
                    ------------------         --------------------------
Name of Executive   Exercisable Unexercisable  Exercisable   Unexercisable
-----------------   ----------- -------------  -----------   -------------
S. Steven Carl
 Chairman of the
 Board, Chief          177,500     72,500         0(1)           0(1)
 Executive Officer
 and President
================================================================================

(1) The market value at December 31, 1998 of the Common Stock underlying the options was $.2344 per share. The Options are exercisable at prices of $.3125 or more.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten-percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Boston Stock Exchange. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1998, all its officers directors and ten-percent stockholders complied with the Section 16(a) reporting requirements, except for Mr. John A. Gulick, the Secretary of the Company, who did not timely file Forms 3 and 4 during 1998 in respect of two events.


                             INDEPENDENT ACCOUNTANTS

         Arthur Andersen, LLP, Phoenix, Arizona, was the independent accountant of the Company for the year ended December 31, 1998. A representative of Arthur Andersen, LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.


                           2000 STOCKHOLDER PROPOSALS

         Any stockholder of the Company who wishes to submit a proposal for presentation at the annual meeting of stockholders to be held in the year 2000, must submit the proposal to the Company at its headquarters set forth in this proxy statement no later than January 2, 2000, for inclusion, if appropriate, in the proxy statement and proxy related to that meeting. The Company reserves the right to exclude any proposal which does not meet all the requirements for inclusion established by the commission in effect at that time.

         Stockholders are advised that management will be permitted to exercise discretionary voting authority under proxies it solicits for the 2000 annual meeting of stockholders with respect to any proposal presented by a stockholder, without any discussion of the proposal in the proxy statement for the meeting, unless the Company receives notice of such proposal at its principal office in Phoenix, Arizona not later than March 19, 2000.

                                 OTHER MATTERS

         The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              S. Steven Carl
                                              President


Phoenix, Arizona
May 3, 1999

                     H.E.R.C. PRODUCTS INCORPORATED - PROXY
                       Solicited By The Board of Directors
               for the Annual Meeting To Be Held on June 10, 1999



 P               The undersigned Stockholder(s) of H.E.R.C. Products
      Incorporated, a Delaware corporation ("Company"), hereby appoints S. Steven Carl and Salvatore DiMascio, or either of them, with full power of substitution and to act without the other, as the agents, attorneys
 R and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 10, 1999 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no
 O instructions are given, this proxy will be voted FOR all of the following proposals.

      1. Election of the following Directors:
 X
      FOR all nominees listed below except     WITHHOLD AUTHORITY to vote
      as marked to the contrary below |_|      for all nominees listed below |_|

 Y         S. Steven Carl, Salvatore T. DiMascio and R. John Armstrong

      INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


                     -------------------------------------

      2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

         |_| I plan on attending the Annual Meeting.


                                                    Date _________________, 1999

                                                    ---------------------------
                                                    Signature


                                                    ----------------------------
                                                    Signature if held jointly

                                                     Please sign exactly as name
                                                     appears above. When shares
                                                     are held by joint tenants,
                                                     both should sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or please title as
                                                     such. If a corporation,
                                                     please sign in full
                                                     corporate name by President
                                                     or other authorized
                                                     officer. If a partnership,
                                                     please sign in partnership
                                                     name by authorized person.